UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  September 6, 2007

AmTrust Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

EXPLANATORY NOTE

This Form 8-K/A amends AmTrust Financial Services, Inc. (the “Company”) Current Report on Form 8-K originally filed on September 7, 2007 (the “Original Filing”). The Company is refiling Item 8.01 of the Original Filing to correct the information relating to the dividend amount from $0.25 to $.025.

Except as described above, no other changes have been made to the Original Filing.

Item 8.01  OTHER EVENTS.

On September 6, 2007, The Company’s Board of Directors approved a quarterly cash dividend of $.025 per share of common stock. The dividend is payable on October 15, 2007 to shareholders of record as of October 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmTrust Financial Services, Inc.
(Registrant)
Date September 10, 2007

/s/ Ronald Pipoly

Ronald Pipoly
Chief Financial Officer